Exhibit 99.2

*	The following certification accompanies the issuer’s Quarterly Report on Form 10-Q and is not filed as provided in SEC Release Nos. 33-8212, 34-47551 and IC-25967, dated March 21, 2003.

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

     The undersigned, the Chief Financial Officer of ACE*COMM Corporation (the “Company”), hereby certifies that, to his knowledge, on the date hereof:

(a)	the Quarterly Report on Form 10-Q of the Company for the Quarter ended December 31, 2002 filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Report fairly represents, in all material respects, the financial condition and results of the operations of the Company

Date:  May 15, 2003
/s/ Steven R. Delmar Steven R. Delmar Chief Financial Officer

**	A signed original of this statement required by Section 906 has been provided to ACE*COMM Corporation and will be returned by ACE*COMM Corporation and furnished to the Securities and Exchange Commission or its staff upon request.